EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS

OPERATIONAL PERFORMANCE FOR APRIL 2003

HOUSTON, May 1, 2003 - Continental Airlines (NYSE: CAL) today reported an April 2003 systemwide mainline jet load factor of 72.4 percent, 1.1 points below last year's April load factor. Continental reported a record April domestic mainline jet load factor of 75.5 percent and an international mainline jet load factor of 67.5 percent for April 2003.

The airline reported excellent operational performance for the month with an on-time arrival rate of 88.4 percent and a completion factor of 99.7 percent for its mainline jet operations.

In April 2003, Continental flew 4.5 billion mainline jet revenue passenger miles (RPMs) and 6.2 billion mainline jet available seat miles (ASMs) systemwide, resulting in a traffic decrease of 8.4 percent and a capacity decrease of 7.0 percent as compared to April 2002. Domestic mainline jet traffic was 2.9 billion RPMs in April 2003, down 6.7 percent from April 2002, and April 2003 domestic mainline jet capacity was 3.8 billion ASMs, down 7.8 percent from April 2002.

Systemwide April 2003 mainline jet passenger revenue per available seat mile (RASM) is estimated to have been between flat and a decrease of 2 percent compared to April 2002. For March 2003, RASM decreased 11.8 percent as compared to March 2002.

ExpressJet Airlines, a subsidiary of Continental Airlines doing business as Continental Express, separately reported a record April load factor of 66.9 percent for April 2003, 4.2 points above last year's April load factor. ExpressJet flew 430.5 million RPMs and 643.8 million ASMs in April 2003, resulting in a traffic increase of 37.4 percent and a capacity increase of 28.8 percent versus April 2002.

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE FOR APRIL 2003/PAGE 2

In addition, earlier today, ExpressJet Holdings filed a shelf registration statement with the Securities and Exchange Commission relating to the 34 million shares of ExpressJet Holdings common stock held by Continental. This filing was made, at Continental's request pursuant to a registration rights agreement with ExpressJet Holdings, on the first day on which ExpressJet Holdings was eligible to file a shelf registration on Form S-3. Continental has previously announced its intention to sell or otherwise dispose of some or all of its interest in ExpressJet Holdings, subject to market conditions. Subject to such registration statement becoming effective, Continental will have additional flexibility regarding the manner of any future sale or disposition of its ExpressJet Holdings common stock.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2002 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE FOR APRIL 2003/PAGE 3

PRELIMINARY TRAFFIC RESULTS
APRIL	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	2,863,145	3,069,792	(6.7) Percent

International	1,603,220	1,803,581	(11.1) Percent
Transatlantic	721,617	790,050	(8.7) Percent
Latin America	619,070	618,049	0.2 Percent
Pacific	262,533	395,482	(33.6) Percent

Total Jet	4,466,366	4,873,373	(8.4) Percent

ExpressJet	430,508	313,328	37.4 Percent

AVAILABLE SEAT MILES (000)
Domestic	3,792,429	4,113,381	(7.8) Percent

International	2,374,695	2,520,454	(5.8) Percent
Transatlantic	1,002,751	1,061,226	(5.5) Percent
Latin America	901,113	892,495	1.0 Percent
Pacific	470,832	566,733	(16.9) Percent

Total Jet	6,167,124	6,633,835	(7.0) Percent

ExpressJet	643,806	500,030	28.8 Percent

PASSENGER LOAD FACTOR
Domestic	75.5 Percent	74.6 Percent	0.9 Points

International	67.5 Percent	71.6 Percent	(4.1) Points
Transatlantic	72.0 Percent	74.4 Percent	(2.4) Points
Latin America	68.7 Percent	69.2 Percent	(0.5) Points
Pacific	55.8 Percent	69.8 Percent	(14.0) Points

Total Jet	72.4 Percent	73.5 Percent	(1.1) Points

ExpressJet	66.9 Percent	62.7 Percent	4.2 Points

CARGO REVENUE TON MILES (000)
Total	74,556	72,540	2.8 Percent

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE FOR APRIL 2003/PAGE 4

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	10,924,867	11,663,364	(6.3) Percent

International	6,815,366	7,242,430	(5.9) Percent
Transatlantic	2,830,540	2,907,584	(2.6) Percent
Latin America	2,606,732	2,669,672	(2.4) Percent
Pacific	1,378,094	1,665,174	(17.2) Percent

Total Jet	17,740,233	18,905,794	(6.2) Percent

ExpressJet	1,508,895	1,148,235	31.4 Percent

AVAILABLE SEAT MILES (000)
Domestic	15,132,735	15,982,098	(5.3) Percent

International	10,110,653	9,603,162	5.3 Percent
Transatlantic	4,234,235	3,866,720	9.5 Percent
Latin America	3,652,339	3,550,456	2.9 Percent
Pacific	2,224,079	2,185,986	1.7 Percent

Total Jet	25,243,388	25,585,260	(1.3) Percent

ExpressJet	2,411,113	1,923,805	25.3 Percent

PASSENGER LOAD FACTOR
Domestic	72.2 Percent	73.0 Percent	(0.8) Points

International	67.4 Percent	75.4 Percent	(8.0) Points
Transatlantic	66.8 Percent	75.2 Percent	(8.4) Points
Latin America	71.4 Percent	75.2 Percent	(3.8) Points
Pacific	62.0 Percent	76.2 Percent	(14.2) Points

Total Jet	70.3 Percent	73.9 Percent	(3.6) Points

ExpressJet	62.6 Percent	59.7 Percent	2.9 Points

CARGO REVENUE TON MILES (000)
Total	308,130	280,723	9.8 Percent

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE FOR APRIL 2003/PAGE 5

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
APRIL	2003	2002	Change
On-Time Performance[1]	88.4%	87.9%	0.5 Points

Completion Factor[2]	99.7%	99.9%	(0.2) Points

YEAR-TO-DATE	2003	2002	Change
On-Time Performance[1]	83.6%	85.9%	(2.3) Points

Completion Factor[2]	99.0%	99.9%	(0.9) Points

March 2003 actual consolidated breakeven load factor[3,5]			86.8 Percent

April 2003 estimated year-over-year RASM change			(2)-0 Percent

April 2003 estimated average price per gallon of fuel, excluding fuel taxes			92.0 Cents

April 2003 estimated consolidated breakeven load factor[3]			81 Percent

April 2003 actual consolidated load factor[4]			71.9 Percent

May 2003 estimated consolidated breakeven load factor[3,6]			54 Percent

YEAR-OVER-YEAR RASM[7]	2002 vs. 2001	2002 vs. 2000
May	(6.3) Percent	(15.1) Percent
June	(5.5) Percent	(15.5) Percent
July	(4.0) Percent	(13.5) Percent
August	(2.7) Percent	(15.2) Percent
September	10.8 Percent	(17.6) Percent
October	9.3 Percent	(15.7) Percent
November	(1.7) Percent	(18.4) Percent
December	10.1 Percent	(5.7) Percent
	2003 vs. 2002	2003 vs. 2001
January	3.6 Percent	(10.9) Percent
February	(0.4) Percent	(11.3) Percent
March	(11.8) Percent	(17.4) Percent
April (estimated)	(2)-0 Percent	(10-12) Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Includes Continental Airlines and Continental Express

5 After-tax special charges of $41 million account for 8.3 percentage points

6 Estimated security fee reimbursement of $171 million (pre-tax) expected to be received in May, accounts for 22 percentage points.

7 CAL has been releasing RASM data since May 2001

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